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                                                                                              EXHIBIT 10(i)
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ANDERSEN ANDERSEN & STRONG, L.C.                                             941 East 3300 South, Suite 220
Certified Public Accountants and Business Consultants Board                     Salt Lake City, Utah, 84106
Member SEC Practice Section of the AICPA                                             Telephone 801-486-0096
                                                                                           Fax 801-486-0098
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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


THE BRALORNE MINING COMPANY



         We hereby consent to the use of our report dated January 15, 2000, for the period ended November 30, 1999 to be included in the form 10-K in accordance with Section 12 of the Securities Exchange Act of 1934.



                        Andersen Andersen & Strong, L.C.


 //s// L. Rex Andersen

February 17, 2000
Salt Lake City, Utah

         A member of ACF International with affiliated offices worldwide




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